UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

ALLOVIR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AlloVir, Inc.

1100 Winter Street

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(617) 433-2605

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALVR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2022, AlloVir, Inc. (“AlloVir” or the “Company”) announced that Jeroen van Beek, the Company’s Executive Vice President and Chief Commercial Officer, has resigned from the Company effective as of November 23, 2022 to pursue new opportunities. Dr. van Beek will remain available to the Company for a post-employment consulting period through December 31, 2022. The Company has commenced a search for a new head of the Commercial organization.

In connection with Dr. van Beek’s resignation, the Company and Dr. van Beek entered into a Separation Agreement and Release (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, the Company has agreed to provide certain benefits to Dr. van Beek, including the following: (i) a lump sum cash payment equal to Dr. van Beek’s base salary rate from November 24, 2022 through December 31, 2022; (ii) a lump sum cash payment equal to Dr. van Beek’s cash bonus for 2022; (iii) payment of health coverage premiums by way of COBRA through November 23, 2023; and (iv) accelerated vesting of all outstanding stock options and restricted stock awards that are unvested as of November 23, 2022 and that are scheduled to vest on or before December 31, 2022. In order to receive the foregoing benefits, Dr. van Beek. executed a general release in favor of the Company. Dr. van Beek further agreed to be bound by certain customary restrictive covenants, including covenants related to non-competition, confidentiality and non-solicitation of employees.

The foregoing is qualified in its entirety by reference to the Separation Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ending December 31, 2022.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlloVir, Inc.

Date: November 21, 2022	By:	/s/ Edward Miller
Name: Edward Miller
Title: General Counsel